Wynnewood Acquisition (Tables)	12 Months Ended
Dec. 31, 2012
Wynnewood Acquisition
Schedule of total final purchase price allocated to WEC's net tangible assets based on their fair values

The following table displays the total final purchase price allocated to WEC's net tangible assets based on their fair values as of December 15, 2011 (in millions):

Cash and cash equivalents	$6.3
Accounts receivable	159.0
Inventories	213.5
Prepaid expenses and other current assets	6.0
Property, plant and equipment	577.0
Accounts payable and accrued liabilities	(316.1)
Long-term debt	(52.3)

Total fair values of net assets acquired	593.4

Less: cash acquired	6.3

Total consideration transferred, net of cash acquired	$587.1